UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) November 8, 2013


                             Life Stem Genetics Inc.
             (Exact name of registrant as specified in its charter)

             Nevada                     333-183814                80-0832746
 (State or other jurisdiction          (Commission              (IRS Employer
        of incorporation)              File Number)          Identification No.)

433 North Camden Drive, Suite 400, Beverly Hills, CA                90210
        (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code (310) 279-5234

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ]  Soliciting  material  pursuant to Rule  14a-12  under the  Exchange  Act
    (17CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

[ ] Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
    Exchange Act (17CFR240.13e-4(c))
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ITEM 7.01 REGULATION FD DISCLOSURE

On November 8, 2013, we changed our financial year end from July 31 to June 30. We intend to file a Form 10-K for our new financial year ended June 30, 2014.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFE STEM GENETICS INC.


/s/ Gloria Simov
----------------------------------
Gloria Simov
President and Director
Date: November 8, 2013

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